Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT
by and among
NANO-X IMAGING LTD
and
THE SHAREHOLDERS NAMED HEREIN
Dated as of _______ [   ], 2020

REGISTRATION RIGHTS AGREEMENT, dated as of _______ [   ], 2020, by and among NANO-X IMAGING LTD, an Israeli company (the “Company”), and the investors listed on the signature pages of this Agreement (each a “Shareholder” and, collectively, the “Shareholders”).

WHEREAS, the Shareholders have purchased ordinary shares of Nanox Imaging PLC., a company incorporated and registered in Gibraltar (“Nanox Gibraltar”);

WHEREAS, in connection with the purchase by the Company of the assets of Nanox Gibraltar pursuant to the Asset Purchase Agreement, dated as of September 3, 2019 and as amended on December 3, 2019, by and between the Company and Nanox Gibraltar, the Shareholders became holders of the Company’s ordinary shares, par value NIS0.01 per share (the “Ordinary Shares”);

WHEREAS, the parties hereto desire that the Company provides the Shareholders with registration rights with respect to the Registrable Securities (as defined below), as set forth in this Agreement.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.	Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” of any Person means any other Person which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Registration Rights Agreement as the same may be in effect at the time such reference becomes operative.

“Company” has the meaning set forth in the introductory paragraph.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Entity” means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.

“Holder” means each Shareholder, so long as such Person holds any Registrable Securities, and any Permitted Transferee, so long as such Person holds any Registrable Securities. For purposes of this Agreement, the Company may deem and treat the registered holder of Registrable Securities as the Holder and absolute owner thereof, and the Company shall not be affected by any notice to the contrary.

“Initial Public Offering” means the first underwritten public offering of the Ordinary Shares to the general public through a registration statement filed with the SEC.

“Permitted Transferee” shall mean, with respect to a Shareholder, (i) any other Shareholder, and (ii) such Shareholder’s Affiliates.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, Governmental Entity or any other entity.

“Piggyback Registration” means any registration of the Company’s Ordinary Shares under the Securities Act (other than a registration statement on Form S-8 or on Form S-4 or any similar successor forms thereto) that is effected at any time following consummation of an Initial Public Offering, whether such registration is effected for the Company’s own account or for the account of one or more shareholders of the Company, and the registration form to be used may be used for any registration of Registrable Securities.

“Prospectus” means the prospectus or prospectuses forming a part of, or deemed to form a part of, or included in, or deemed included in, any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

“Registrable Securities” shall mean all Ordinary Shares currently held or hereafter acquired by a Shareholder or any securities issued or issuable with respect to such Ordinary Shares because of share splits, share dividends, reclassifications, recapitalizations, mergers, consolidations or similar events. As to any particular Registrable Security, once issued such securities shall cease to be Registrable Securities when (i) they are sold pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold pursuant to Rule 144, (iii) they shall have ceased to be outstanding, (iv) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities, or (v) they are eligible to be sold by such Shareholder without regard to the public information requirements under Rule 144.

“Registration Expenses” has the meaning set forth in Section 4 hereof.

“Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

“Rule 144” shall mean Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Suspension Notice” has the meaning set forth in Section 3(d) hereof.

“underwritten registration” or “underwritten offering” means a registration in which securities of the Company are sold to one or more underwriters (as defined in Section 2(a)(11) of the Securities Act) for resale to the public.

2.	Piggyback Registrations.

(a)          Right to Piggyback. Whenever the Company proposes to effect a Piggyback Registration, the Company shall give prompt written notice to all Holders of its intention to effect such a registration and, subject to Sections 2(b) and 2(c), shall include in such registration on the same terms as the Company and other Persons selling securities in connection with such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 days after the receipt of the Company’s notice. To the extent the Company has not received any such written request for inclusion within such 10-day period, the Holders shall have no further rights to include any Registrable Securities in such Piggyback Registration. The Company’s notice shall specify, at a minimum, the number of Ordinary Shares proposed to be registered, the proposed date of filing of such registration statement with the SEC, the proposed means of distribution, the proposed managing underwriter or underwriters (if any and if known) and a good faith estimate by the Company of the proposed minimum offering price of the Ordinary Shares offered by the Company. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration initiated by the Company at any time in its sole discretion; provided that such postponement or withdrawal does not relieve the Company of its obligations to pay registration expenses pursuant to Section 4. Each Holder shall be permitted to withdraw all or part of such Holder’s Registrable Securities from a Piggyback Registration at any time prior to the effectiveness of such registration.

(b)          Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in any potential offering and/or that the number of Registrable Securities proposed to be included in any such registration would adversely affect the price per share of the Company’s equity securities to be sold in any potential offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration by Holders that are not Affiliates of the Company, pro rata among such Holders on the basis of the number of securities requested to be registered by such Holders, and (iii) third, the Registrable Securities requested to be included in such registration by Holders that are Affiliates of the Company, pro rata among such Holders on the basis of the number of securities requested to be registered by such Holders.

(c)          Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of a holder of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in any potential offering and/or that the number of Registrable Securities proposed to be included in any such registration would adversely affect the price per share of the Company’s equity securities to be sold in any potential offering, the Company shall include in such registration (i) first, the securities requested to be included in such registration by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration by Holders that are not Affiliates of the Company, pro rata among such Holders on the basis of the number of securities requested to be registered by such Holders, and (iii) third, the Registrable Securities requested to be included in such registration by Holders that are Affiliates of the Company, pro rata among such Holders on the basis of the number of securities requested to be registered by such Holders.

(d)          Selection of Underwriters. If any Piggyback Registration is an underwritten primary offering on behalf of the Company, the Company shall have the right to select the managing underwriter or underwriters to administer any such offering.

3.	Registration Procedures. (a) Subject to the penultimate sentence of Section 2(a) (in the case of a Piggyback Registration), whenever any Registrable Security is to be registered pursuant to this Agreement, the Company shall use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(i)          prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable thereafter; and before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the Holders of Registrable Securities covered by such Registration Statement copies of all such documents proposed to be filed and, if requested by such Holders, the documents incorporated by reference in the Prospectus and the exhibits incorporated by reference in such documents; and the Company will give one counsel selected by Holders representing a majority of Registrable Securities covered by such Registration Statement the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto; and the Holders shall have the opportunity to object to any information pertaining to such Holders that is contained therein and the Company will make the corrections reasonably requested by such Holders with respect to such information prior to filing any Registration Statement or amendment thereto or any Prospectus or any supplement thereto;

(ii)         prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for such a period as is necessary to complete the distribution of the securities covered by such Registration Statement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition set forth in such Registration Statement;

(iii)         furnish to each Holder of Registrable Securities covered by such Registration Statement such number of copies of such Registration Statement, and each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus) or filed under Rule 424 under the Securities Act and such other documents as such Holder may reasonably request in order to facilitate the disposition of such Registrable Securities;

(iv)         use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any such Holder and any underwriter(s) reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and any underwriter(s) to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder (provided, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (iv), (B) subject itself to taxation in any such jurisdiction, or (C) consent to general service of process in any such jurisdiction);

(v)          notify each Holder of Registrable Securities covered by such Registration Statement at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such Holder, the Company shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(vi)         in the case of an underwritten offering, enter into customary agreements (including underwriting agreements in customary form) and take such other actions as deemed advisable by the underwriter(s) in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a share split or a combination of shares and making members of senior management of the Company reasonably available to participate in, and cause them to cooperate with the underwriters in connection with, “road-show” and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Securities)) and use commercially reasonable efforts to cause to be delivered to the underwriters opinions of counsel to the Company in customary form, covering such matters as are customarily covered by opinions for an underwritten public offering as the underwriters may request and addressed to the underwriters;

(vii)        make available, for inspection by any Holder of Registrable Securities covered by such Registration Statement, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(viii)       use commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange or quotation system on which securities of the same class issued by the Company are then listed, or if no such similar securities are then listed, on a national securities exchange or quotation system selected by the Company;

(ix)          provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(x)           if requested, cause to be delivered, immediately prior to the effectiveness of the Registration Statement (and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto), letters from the Company’s independent certified public accountants addressed to each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with primary or secondary underwritten public offerings, as the case may be;

(xi)          make generally available to its shareholders a consolidated earnings statement (which need not be audited) for at least the 12 months beginning after the effective date of a Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earnings statement under Section 11(a) of the Securities Act;

(xii)         promptly notify each Holder of Registrable Securities covered by such Registration Statement and the underwriter(s), if any:

   (1)          when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

  (2)          of any written request by the SEC for amendments or supplements to the Registration Statement or Prospectus or of any inquiry by the SEC relating to the Registration Statement, with a copy of the same, and an oral or written summary of any such oral requests;

  (3)          of the notification to the Company by the SEC of its initiation or threat of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and

  (4)          of the receipt by the Company of any notification or threat with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

(xiii)        use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment; and

(xiv)        provide a CUSIP number for the Ordinary Shares and take such other customary actions as shall be reasonably requested by Holders holding a majority of the Registrable Securities to be sold or the underwriters in order to expedite or facilitate the disposition of such Registrable Securities.

(b)           The Company will promptly respond to any and all comments received from the SEC, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable and shall file an acceleration request as soon as practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review.

(c)           The Company may require each Holder of Registrable Securities covered by such Registration Statement being effected to furnish to the Company any other information regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing in order to comply with applicable securities laws.

(d)           Each Holder of Registrable Securities agrees by having its securities treated as Registrable Securities hereunder that, upon written notice from the Company, after consultation with outside counsel, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading (a “Suspension Notice”), such Holder will forthwith discontinue disposition of Registrable Securities until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as required by Section 3(a)(iii) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that the Company shall promptly use commercially reasonable efforts to file a post-effective amendment or take such other action to as to obviate the need for a Suspension Notice as soon as reasonably practicable in the good faith judgment of the Company and promptly after filing such amendment (and in any event within two business days of such filing) deliver sufficient copies of such supplemented or amended Prospectuses pursuant to Section 3(a)(iii) to such Holders to resume such disposition; and provided further that such postponement of sales of Registrable Securities by the Holders shall not exceed 90 days in the aggregate in any one year. Each Holder shall be entitled to reimbursement from the Company for any out-of-pocket losses actually incurred in the event, and only to the extent, that such Holder suffers such losses as a result of such Holder’s inability to make delivery of sold securities due to the Company’s delivery of a Suspension Notice. Each Holder of Registrable Securities further agrees by having its securities treated as Registrable Securities hereunder that it shall maintain in confidence and not disclose the receipt of any Suspension Notice.

4.	Registration Expenses

(a)           All expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, listing application fees, printing expenses, transfer agent’s and registrar’s fees, cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Company and all independent certified public accountants and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”) (but not including any underwriting discounts or commissions attributable to the sale of Registrable Securities or fees and expenses of more than one counsel representing the Holders of Registrable Securities (as set forth in Section 4(b)), shall be borne by the Company. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which they are to be listed.

(b)           In connection with each registration initiated hereunder, the Company shall reimburse the Holders covered by such registration or sale for the reasonable fees and disbursements of one law firm chosen by Holders representing a majority of the number of Registrable Securities included in such registration or sale.

(c)           The obligation of the Company to bear the expenses described in Section 4(a) and to reimburse the Holders for the expenses described in Section 4(b) shall apply irrespective of whether any sales of Registrable Securities ultimately take place.

5.	Indemnification

(a)           The Company shall indemnify, to the fullest extent permitted by law, each Holder, its officers, directors, employees and Affiliates and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including but not limited to reasonable legal fees and expenses) arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any Registration Statement, Prospectus, preliminary Prospectus or any “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement to a Prospectus, in light of the circumstances under which they were made) not misleading or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or applicable “blue sky” laws in connection with the performance of its obligations under this Agreement, except insofar and to the extent (i) as the same are made in reliance and in conformity with information relating to such Holder furnished in writing to the Company by such Holder expressly for use therein, including the proposed method of distribution, (ii) such Holder used a defective or outdated Prospectus after having received a Suspension Notice or (iii) such untrue statement or alleged untrue statement or omission or alleged omission is primarily the result of a breach of this Agreement or a violation of law by such Holder.

(b)           In connection with any Registration Statement or Prospectus in which a Holder of Registrable Securities is participating, each such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and shall indemnify, to the fullest extent permitted by law, the Company, its officers, employees, directors, Affiliates, and each Person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including but not limited to reasonable legal fees and expenses) arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any “issuer free writing prospectus” or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement to a Prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to such Holder furnished in writing to the Company by such Holder expressly for use therein, (ii) such Holder using a defective or outdated Prospectus after having received a Suspension Notice or (iii) any untrue statement or alleged untrue statement or omission or alleged omission that is primarily the result of a breach of this Agreement or a violation of law by such Holder; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders and the liability of each such Holder shall be in proportion to and limited to the net amount received (after all underwriting discounts and commissions) by such Holder from the sale of Registrable Securities pursuant to such Registration Statement or Prospectus.

(c)           Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless the counsel to the indemnified party advises such indemnifying party in writing that such claim involves a conflict of interest (other than one of a monetary nature) that would reasonably be expected to make it inappropriate for the same counsel to represent both the indemnified party and the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). The indemnifying party shall not enter into any settlement of the claims so assumed without the consent of the indemnified party (but such consent will not be unreasonably withheld); provided that the consent of the indemnified party will not be required if the settlement involves only the payment of money damages all of which are indemnifiable losses hereunder and does not involve the imposition of any equitable remedy or admission of wrongdoing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such assumed claim, unless the counsel to the indemnified party advises such indemnifying party in writing that there may be one or more legal or equitable defenses available to such indemnified party which are in addition to or may conflict with those available to another indemnified party with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder unless and to the extent that the indemnifying party shall have been actually and materially prejudiced by the failure of such indemnified party to so notify such indemnifying party.

(d)           The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

(e)           If the indemnification provided for in or pursuant to this Section 5 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses. The relative fault of the indemnifying party on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and by such party’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of any selling Holder be greater in amount than the amount of net proceeds (after underwriting discounts and commissions) received by such Holder upon such sale or the amount for which such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 5(a) or 5(b) hereof had been available under the circumstances.

6.	Participation in Underwritten Offering

No Person may participate in any underwritten offering hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

7.	Rule 144

The Company covenants that if it becomes subject to the reporting requirements of the Exchange Act, (A) it will use commercially reasonable efforts to file in a timely manner the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and (B) it will take such further action as any Holder may reasonably request to make available adequate current public information with respect to the Company meeting the current public information requirements of Rule 144(c), to the extent required to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or any similar rule or regulation hereafter adopted by the SEC.

8.	Miscellaneous

(a)             Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed postage prepaid by registered or certified mail or by facsimile transmission,

(i)            If to the Company:

NANO-X IMAGING LTD
Communications Center
Neve Ilan, Israel 9085000
Attn: Company’s VP of Corporate Development, Tal Shank
Telephone: + 972-52-4688648
Email: tal.s@nanox.vision

(ii)           if to any Shareholder, to the address(es) set forth on the counterpart signature pages of this Agreement signed by such Shareholders;

(iii)          if to a transferee Holder, to the address of such Holder set forth in the transfer documentation provided to the Company; or, in each case, at such other address as such party each may specify by written notice to the others, and each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given when delivered personally, upon receipt of facsimile confirmation if transmitted by facsimile, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

(b)           No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(c)           Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, it being understood that subsequent Holders of the Registrable Securities and the indemnified parties under Section 5 are intended third party beneficiaries hereof.

(d)           Governing Law. The internal laws, and not the laws of conflicts (other than Section 5-1401 of the General Obligations Law of the State of New York), of New York shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

(e)           Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the County and State of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 8(a) shall be deemed effective service of process on such party.

(f)            Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(g)           Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts (including by facsimile) and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

(h)           Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

(i)            Captions. The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Agreement.

(j)            Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(k)           Amendments. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Holders of a majority of the Registrable Securities and the Company; provided, however, that in no event shall the obligations of any Holder of Registrable Securities be materially increased or the rights of any such Holder be adversely affected (without similarly adversely affecting the rights of all such holders), except upon the written consent of such Holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of whose Registrable Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement.

(l)            Additional Parties. Notwithstanding anything to the contrary contained herein, the Company may add additional Shareholders to this Agreement at any time and from time to time, so long as such additional Shareholder becomes a party to this Agreement by executing the Joinder Agreement, substantially in the form attached hereto as Exhibit A.

(m)          Equitable Relief. The parties hereto agree that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by each of the parties hereto as of the date first written above.

NANO-X IMAGING LTD

By:
Name:
Title:

Shareholder

By:
Name:
Title:

Address for notices:

Address:

Attn:

Telephone:

Email:

Exhibit A

Joinder Agreement

The undersigned hereby agrees, effective as of the date hereof, to join, become a party to and be bound by the Registration Rights Agreement, dated as of _______ [   ], 2020, by and among the Company and each of the shareholders signatory thereto, as the same may be in effect from time to time (the “Agreement”), and for all purposes of the Agreement, the undersigned shall be included within the term Shareholder (as defined in the Agreement) and be bound by the terms and provisions of the Agreement.

__________________________

Name of Shareholder

By: ___________________________________ .

Name:

Title:

Dated:__________ , _______

Address for notices:

Address: _________________________________________________

Attn: __________________________________

Telephone: _____________________________

Email: _________________________________